Exhibit 10.3.1

AMENDMENT NO. [    ] TO MANAGEMENT AGREEMENT

This Amendment No. [    ] to Management Agreement (this “Amendment”) is made and entered into by and between [                    ] (“Medical Group”) and [                    ] (“Manager”), as of January 1, 2009, with reference to the following:

WHEREAS, Medical Group and Manager entered into that certain Management Agreement by and between Medical Group and Manager dated as of [                    ] [and amended as of                     ]; and

WHEREAS, Medical Group and Manager desire to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 3.2(a) of the Agreement is hereby deleted in its entirety and the following Section 3.2(a) shall be inserted in its place:

“(a) In consideration of Company’s services described in this Agreement, PC shall pay Company a management fee (“Management Fee”) equal to ten percent (10%) of PC’s Revenues.”

2.	Section 3.2(c) of the Agreement is hereby deleted in its entirety and the following Section 3.2(c) shall be inserted in its place:

“(c) PC shall also pay Company a billing fee of five percent (5%) of Revenues (the “Billing Fee”).”

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year set forth above.

MANAGER:		[ ]

By:
Name
Its:

MEDICAL GROUP:		[ ]

By:
Name
Its:

[Signature page to Amendment to Management Agreement]

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